Exhibit 10.01
Execution Copy

AMENDMENT NO. 3

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 to SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of March 30, 2009, is entered into by and among Woodward Governor Company (the “Company”), the financial institutions party to the below-defined Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”). Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.

WITNESSETH

WHEREAS, the Company, the Lenders, and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of October 25, 2007 (as the same has been amended and modified and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders and the Agent amend the Credit Agreement in certain respects; and

WHEREAS, the Lenders and the Agent are willing to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.  Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 6.8 of the Credit Agreement is hereby amended in its entirety as follows:

6.8 Subsidiaries.  As of March 30, 2009, Schedule 6.8 to this Agreement (i) contains a description of the corporate structure of the Company, its Subsidiaries and any other Person in which the Company or any of its Subsidiaries holds a material Equity Interest; and (ii) accurately sets forth (A) the correct legal name and the jurisdiction of organization, (B) a listing of all of the Company’s Significant Subsidiaries, (C) the issued and outstanding shares of each class of Capital Stock of each of the Company’s Subsidiaries and the owners of such shares, and (D) a summary of the direct and indirect partnership, joint venture, or other material Equity Interests, if any, which the Company and each Subsidiary of the Company holds in any Person that is not a corporation. Except as disclosed on Schedule 6.8, as of March 30, 2009, there are no warrants or options outstanding with respect to the issued and outstanding Capital Stock of the Company or any of the Company’s Subsidiaries. Except as disclosed on Schedule 6.8, as of March 30, 2009, none of the issued and outstanding Capital Stock of the Company or any of the Company’s Subsidiaries is subject to any redemption right or repurchase agreement pursuant to which the Company or any Subsidiary is or may become obligated to redeem or repurchase its Capital Stock. All outstanding Capital Stock of each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock.

(b) Section 7.3(F) of the Credit Agreement is hereby amended to insert immediately at the end thereof the following:

In addition to the foregoing, the Company shall not permit any of its issued and outstanding Capital Stock or any of its Subsidiaries’ issued and outstanding Capital Stock to be subject to any redemption right or repurchase agreement pursuant to which the Company or any Subsidiary is or may become obligated to redeem or repurchase its Capital Stock, other than those agreements identified in Schedule 6.8.

(c) Schedule 6.8 of the Credit Agreement is hereby amended in its entirety pursuant to the Schedule 6.8 attached hereto.

2. Conditions of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Agent shall have received (i) executed copies of this Amendment from the Company and the Required Lenders and (ii) fully executed and effective copies of amendments to the Term Loan Credit Facility, in form and substance satisfactory to the Agent, memorializing and corresponding with the foregoing.

3. Representations and Warranties of the Company.  The Company hereby represents and warrants as follows:

(a) The Credit Agreement as previously executed and as amended and modified hereby constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles).

(b) Upon the effectiveness of this Amendment (i) no Default or Unmatured Default has occurred and is continuing under the terms of the Credit Agreement, (ii) the Company hereby reaffirms its obligations and liabilities under the Credit Agreement (as amended hereby) and the other Loan Documents and (iii) all representations and warranties in the Credit Agreement are true and correct in all material respects as of the date hereof, other than those which expressly speak to an earlier date (in which case, the Company represents and warrants that such representations and warranties were true and correct in all material respects as of such earlier date).

4. Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Costs and Expenses.  The Company agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, arrangement and execution of this Amendment and of the Agent and the Lenders in connection with the enforcement of this Amendment.

6. Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws (including 735 ILCS Section 105/5-1 et seq. but otherwise without regards to the conflicts of laws provisions) of the State of Illinois.

7. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy of any signature hereto shall have the same effect as the original of such signature.

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9. No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

The remainder of this page is intentionally blank.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

WOODWARD GOVERNOR COMPANY

By:	/s/ Robert F. Weber, Jr.
Name:     Robert F. Weber, Jr.

Title:	Chief Financial Officer and Treasurer

Signature Page to
Amendment No. 3 to Credit Agreement
(Woodward Governor Company 2007)

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Randall Taylor
Name:     Randall Taylor

Title:	SVP

Signature Page to
Amendment No. 3 to Credit Agreement
(Woodward Governor Company 2007)

WACHOVIA BANK, N.A., as a Lender

By:	/s/ W. Scott Powell
Name:     W. Scott Powell

Title:	Vice President

Signature Page to
Amendment No. 3 to Credit Agreement
(Woodward Governor Company 2007)

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Michael Bleecher
Name:     Michael Bleecher

Title:	Relationship Manager

Signature Page to
Amendment No. 3 to Credit Agreement
(Woodward Governor Company 2007)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Heidi Sandquist
Name:     Heidi Sandquist

Title:	Director

By:	/s/ Ming K. Chu
Name:     Ming K. Chu

Title:	Vice President

Signature Page to
Amendment No. 3 to Credit Agreement
(Woodward Governor Company 2007)

NATIONAL CITY BANK, as a Lender

By:	/s/ Derek R. Cook
Name:     Derek R. Cook

Title:	Senior Vice President

Signature Page to
Amendment No. 3 to Credit Agreement
(Woodward Governor Company 2007)

FIRST NATIONAL BANK, as a Lender

By:	/s/ Paul Benigni
Name:     Paul Benigni

Title:	Vice President, Commercial Lending

Signature Page to
Amendment No. 3 to Credit Agreement
(Woodward Governor Company 2007)

SCHEDULE 6.8
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